Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(January 1, 2016)

This Amendment to Terminaling Services Agreement is made as of the 1st day of January, 2016 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.           Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.           Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.	Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.	Amendments.

2.1           Terminal Facility. Terminal agrees, pursuant to the terms and provisions of the Agreement, to reserve at its terminaling facility located at Foot of Mullanphy St, St. Louis, Missouri (the “St. Louis Facility”) dedicated storage for Customer’s Products in tanks having gross shell capacity of 347,820 barrels and the St. Louis Facility will be deemed a “Terminal Facility” for purposes of the Agreement.

2.2           Term. The initial term with respect to the St. Louis Facility shall commence on January 1, 2016 and continue for a period of one (1) year (the “Initial Term”). The agreement for storage at the St. Louis Facility shall automatically renew for successive one year terms after the end of the Initial Term (each such renewal term, the “Renewal Term” and, collectively, the “Renewal Terms”) unless either party notifies the other party in writing at least one hundred twenty (120) days prior to expiration of the Initial Term or the then current Renewal Term for the St. Louis Facility, as applicable, of its intent to cancel this agreement, in which event this agreement will terminate with respect to the St. Louis Facility at the end of such Initial Term or such Renewal Term, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3           Charges.

2.3.1           Basic Charges. Customer agrees to pay the per barrel storage rate listed on Schedule B for the St. Louis Facility (the “Storage Rates”) on a monthly basis for the product volumes listed on Schedule B (the “Stipulated Volumes”) and Customer further agrees to pay any applicable Excess Storage Fees and Ancillary and Additive Services Fees as provided in the Agreement.

2.3.2           Marketing Fee. On or before the tenth calendar day following the last day of each calendar quarter, Customer will send to Terminal a certification signed by an officer or other authorized representative of Customer providing Terminal with a calculation and all back-up information (collectively “Quarterly Marketing Fee Certification”) supporting Customer’s calculation of the Quarterly Marketing Fee (defined below) relating to sales of asphalt at the St. Louis Facility during the applicable calendar quarter, including the following:

(1)	gross sales for all Product sold by Customer from the St. Louis Facility during the relevant quarterly period less the sum of the following:

(2)	cost of goods sold, consisting of the weighted average inventory cost for Product sold during the period based on actual cost for Product or additives purchased from third parties and agreed transfer prices mutually determined by Customer and Terminal for Product supplied by Customer;

(3)	total out-of-pocket costs of Customer for heat applied to the Product in the Tanks;

(4)	demurrage costs paid to owners of vessels for deliveries of Product into the St. Louis Facility plus costs of inspections of the Product; and

(5)	the basic storage charges paid by Customer under Section 2.3.1 above.

The result of such calculation shall be referred to as the “Marketing Margin.” The “Quarterly Marketing Fee” payable to Terminal shall equal [**] percent ([**]%) of the Total Marketing Margin. Terminal’s Quarterly Marketing Fee shall be payable on or before the last day of the month following the end of the applicable calendar quarter, payable in cash or by other delivery of immediately available funds such as wire or ACH transfer. If for any relevant period the Quarterly Marketing Fee Certification results in a negative number, then Customer will not be required to make a Quarterly Marketing Fee payment to Terminal and said negative number shall be carried forward until a positive Quarterly Marketing Fee is owed, at which time the negative number shall be netted out.

2.3.3           Additive and Ancillary Service Fees. Schedule C of the Agreement shall be amended to include a $[**] per barrel charge for ethanol truck loading services at all Terminal Facilities.

2.4           Schedules. Schedules A, B and C of the Agreement shall be amended to reflect the foregoing and the addition of the St. Louis Facility.

2.5           Stipulated Volumes. Schedule B of the Agreement shall be further amended to reduce the Stipulated Volumes at the Jacksonville Terminal Facility by 162,070 barrels and increase the Stipulated Volumes at the Salisbury Terminal Facility by 17,978 barrels, each effective January 1, 2016.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.          No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeff Call
Name: Jeff Call
Title: President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE A

(Effective as of January 1, 2016)

TERMINAL FACILITIES AND INITIAL CONTRACT TERMS

Terminal Facility	Initial Contract Term
Albany	2 Year
Baltimore	3 Years
Blakeley Island	N/A
Chesapeake	2 Years
Gates	1 Year
Glenmont	2 years
Greensboro	3 years Commencing 1-1-2015

Jacksonville	3 Years
Newark	5 Years
Salisbury	3 Years Commencing when tanks are available for service

St. Louis	1 Year Commencing 1-1-2016

This Amended Schedule A reflects all revisions to the Agreement as of January 1, 2016.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of January 1, 2016)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury	St. Louis	Total
Stipulated Volumes/bbl	762,062	853,900	N/A	78,400	101,178	1,779,779	664,107	251,618	433,000	147,123		5,071,167 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500			500
Asphalt Stipulated Volumes/bbl				165,000							347,820	512,820

This Amended Schedule B reflects all revisions to the Agreement as of January 1, 2016.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of January 1, 2016)

STORAGE RATES PER BARREL*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark		Salisbury			St. Louis
Storage Rates/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Storage Rates/bbl																	$	[**]
Asphalt Storage Rates/bbl							$	[**]													$	[**	]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark		Salisbury		St. Louis
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Gasoline Blendstocks/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Cold Flow Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A	$	[**]	$	[**]	$	[**]		N/A
Octane Booster Blending/bbl	$	[**]		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A		N/A	$	[**]		N/A		N/A		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A
Truck Unloading Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Asphalt Heating Charge (per heater)		N/A		N/A		N/A		at cost		N/A		N/A		N/A		N/A		N/A		N/A	$	[**]/hour
Tank Transfer Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Ethanol Truck Loading Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of January 1, 2016.